                                                                   EX-99.906CERT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PIMCO New York Municipal Income Fund (the "Registrant"),
do hereby certify, to such officer's knowledge, that

     (1)  The Semi-Annual Report on Form N-CSR for the period ended October 31,
          2006 (the "Form N-CSR") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 27, 2007

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel
President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO New York Municipal Income Fund and will be retained by PIMCO New York Municipal Income Fund and furnished to the
Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PIMCO New York Municipal Income Fund (the "Registrant"),
do hereby certify, to such officer's knowledge, that

     (1)  The Semi-Annual Report on Form N-CSR for the period ended October 31,
          2006 (the "Form N-CSR") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 27, 2007

By /s/ Lawrence G. Altadonna
----------------------------

Lawrence G. Altadonna
Treasurer, Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the version of this written statement required by
Section 906, has been provided to PIMCO New York Municipal Income Fund and will be retained by PIMCO New York Municipal Income Fund and furnished to the
Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. ss 1350 and is not being filed as part of the Report or as a separate disclosure document.